Acquisitions and dispositions: (Tables)	12 Months Ended
Mar. 31, 2011
Business Combination Disclosure

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date of the EMC business.

	Yen in millions	U.S. dollars in thousands
	September 30, 2010
	Nidec Motor
Cash and cash equivalents	¥5,020	$60,373
Accounts receivable	13,208	158,845
Inventories	7,701	92,616
Other current assets	1,419	17,066
Property, plant and equipment	20,389	245,207
Goodwill	11,511	138,437
Intangible assets	13,357	160,637
Other non-current assets	95	1,143

Total assets acquired	72,700	874,324

Accounts payable	(9,572)	(115,117)
Other current liabilities	(3,862)	(46,446)
Other non-current liabilities	(1,824)	(21,937)

Total liabilities assumed	(15,258)	(183,500)

Net assets acquired	¥57,442	$690,824

Business Acquisition, Pro Forma Information

The following represents the unaudited pro forma results of operations of NIDEC for the year ended March 31, 2009, 2010 and 2011, as if the acquisition of EMC had occurred on April 1, 2008, 2009 and 2010. The unaudited pro forma results of operations are presented for comparative purposes only and are not necessarily indicative of the results of operations that may occur in the future or that would have occurred had the acquisitions been in effect on the dates indicated.

	Yen in millions			U.S. dollars in thousands
	For the year ended March 31 (Unaudited)			For the year ended March 31 (Unaudited)
	2009	2010	2011	2011
Pro forma net sales	¥711,514	¥660,138	¥729,952	$8,778,737
Pro forma net income attributable to Nidec corporation	29,113	52,780	54,446	654,793

	Yen			U.S. dollars
Pro forma net income attributable to Nidec Corporation per share
—basic	¥202.71	¥378.91	¥391.09	$4.70
—diluted	199.32	378.91	377.45	4.54